Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Material

[_] Soliciting Material under §240.14a-12

Simulations Plus, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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1)	Amount previously paid:

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held February 26, 2018

The Annual Meeting of Shareholders (“Meeting”) of Simulations Plus, Inc., a California corporation (the “Company”), will be held on Monday, February 26, 2018, at 2:00 p.m. Pacific Time, in the Company’s principal office at 42505 10th Street West, Lancaster, California 93534, for the following purposes:

1. To elect five (5) individuals to serve on the Company’s Board of Directors until the next Annual Meeting of Shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation, or removal.

2. To ratify the selection of Rose, Snyder, and Jacobs LLP as the independent registered public accounting firm for the Company for the fiscal year ended August 31, 2018.

3. To consider and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Meeting, although only shareholders of record at the close of business on December 29, 2017, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. A list of shareholders entitled to vote at the Meeting will be open to inspection by the shareholders at the Company’s principal office, 42505 10th Street West, Lancaster, California 93534, for a period of 10 days prior to the Meeting and at the Meeting itself.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its shareholders. Therefore, the Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.

Shares can be voted at the Meeting only if the holder thereof is present in person or represented by a proxy. To ensure that your shares are represented at the Meeting, we urge you to vote your shares promptly either by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. We encourage you to do so even if you plan to attend the Meeting in person. The prompt voting of your shares, regardless of the number you hold, will aid the Company in reducing the expense of additional proxy solicitation. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenter’s rights are not available with respect to the proposals to be voted on at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 26, 2018. This notice of meeting, the accompanying proxy statement, and our annual report to shareholders, which includes our Annual Report on Form 10-K for the fiscal year ended August 31, 2017, will be available at www.proxyvote.com on or about January 12, 2018, and are available on our website www.simulations-plus.com.

By Order of the Board of Directors

/s/ Virginia Woltosz

Virginia Woltosz

Secretary

Lancaster, California

December 29, 2017

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1

Why am I receiving these materials?	1
What am I voting on?	1
Who can vote at the annual meeting?	1
Am I a shareholder of record for purpose of the annual meeting?	1
What if my shares are held in an account at a brokerage firm, bank or dealer?	1
How do I vote?	1
If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?	2
How are votes counted?	2
How many “for” votes are needed to approve each proposal?	2
How many votes do I have?	2
What is the quorum requirement?	2
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?	3
What if I vote online or return a proxy card but do not make specific choices?	3
Can I change my vote after submitting my proxy?	3
Are dissenter’s rights available with respect to any proposal?	3
How can I find out the results of the voting at the annual meeting?	3
Who is paying for this proxy solicitation?	3

PROPOSAL No. 1: ELECTION OF DIRECTORS	4
Nomination of Directors	4
Information Concerning Directors	5
Vote Required; Board Recommendation	6

PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
Background	7
Independent Registered Public Accounting Firm Fee Information	7
Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm	7
Vote Required; Board Recommendation	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
Section 16(a) Beneficial Ownership Reporting Compliance	8

BOARD MATTERS AND CORPORATE GOVERNANCE	9
Information Regarding the Board and Its Committees	9
Board Leadership Structure	11
Board’s Role in Risk Management	11
Shareholder Communications with the Board	11

DIRECTOR COMPENSATION	11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	12
Transactions with Related Persons	12
Review, Approval or Ratification of Transactions with Related Persons	12
Interest of Certain Persons in Matters to be Acted Upon	12

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EXECUTIVE COMPENSATION AND OTHER INFORMATION	12
Compensation Discussion and Analysis	12
Determining Compensation	12
Risk Assessment	13
Executive Officers	13
Summary Compensation Table	14
Grants of Plan-Based Awards	14
Outstanding Equity Awards at Fiscal Year-End 2017	15
Equity Compensation Plan Information	16
Employment and Other Compensation Agreements	16
Option Exercises and Stock-Vested for Fiscal Year 2017	17
Termination and Change of Control	17

HOUSEHOLDING OF PROXY MATERIALS	19
SHAREHOLDER COMMUNICATIONS	19
SHAREHOLDER PROPOSALS	19
OTHER MATTERS	19

ii

Simulations Plus, Inc.

42505 10th Street West

Lancaster, CA 93534

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 26, 2018

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

Simulations Plus, Inc. (“we”, “us”, “our”, “Simulations Plus” or the “Company”) is making proxy materials, including this proxy statement (“Proxy Statement”) and the related proxy card, available to its shareholders via the Internet on or about January 12, 2018 because its Board of Directors (the “Board”) is soliciting proxies to vote at the annual meeting of shareholders (“Meeting”) to be held on February 26, 2018, at 2:00 p.m. Pacific Time, at the Company’s principal executive offices located at 42505 10th Street West, Lancaster, California 93534.

What am I voting on?

There are two matters scheduled for a vote at the Meeting:

Proposal No. 1 – To elect five (5) individuals to the Board to serve until the next meeting of shareholders of the Company or until their successors are elected and qualified, subject to prior death, resignation or removal.

Proposal No. 2 – To ratify the selection of Rose, Snyder, and Jacobs LLP (“RSJ”) as our independent registered public accounting firm for the fiscal year ending August 31, 2018.

Who can vote at the Meeting?

Only shareholders of record at the close of business on December 29, 2017, the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting. The Company’s common stock is its only class of voting securities. As of the record date, there were 17,287,652 shares of the Company’s common stock issued and outstanding.

Am I a shareholder of record for purpose of the Meeting?

If, on December 29, 2017, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are the shareholder of record for purposes of the Meeting.

What if my shares are held in an account at a brokerage firm, bank or dealer?

If, on December 29, 2017, your shares were held in an account at a brokerage firm, bank, or dealer (commonly referred to as being held in “street name”), and these proxy materials are being forwarded to you by the organization holding your account, the organization holding your account is considered the shareholder of record with respect to your shares for purposes of the Meeting, and you are considered the beneficial owner of such shares. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

How do I vote?

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may abstain from voting for any or all of the nominees. For each of the other matters to be voted on, you may vote “for” or “against” or abstain from voting altogether.

Shareholders of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote your shares by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials you received, or, if you requested to receive printed proxy materials, you may vote by marking, dating, and signing the enclosed proxy card and returning it in the postage-paid envelope provided. Additionally, you may vote your shares in person at the Meeting.

If you are voting your shares by proxy over the Internet, we request that you cast your vote by February 20, 2018, though you can cast your vote over the Internet until 11:59 P.M. Eastern Time the day before the Meeting. If you are voting your shares by returning a proxy card, we request that you return your completed proxy card to us no later than February 14, 2018, though you can return your proxy card at any time as long as we receive it before voting begins at the Meeting. Please note that you may still attend the Meeting and vote in person, even if you have already voted by proxy via either the Internet or mail.

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Beneficial Owner: Shares Held in “Street Name”

If you are a beneficial owner of shares held in “street name,” you should have received instructions from the organization holding your shares that you must follow for your shares to be voted. The availability of telephonic or Internet voting will depend on the voting process of such organization. Alternatively, you may vote in person at the Meeting, however, in order to do so you must obtain a “legal” proxy from the organization holding your shares, and present it and proof of identification to the inspector of elections at the Meeting. Please contact the organization that holds your shares if you wish to obtain a “legal” proxy.

Regardless of how your shares are held, and whether or not you plan to attend the Meeting, we encourage you to vote your shares via the Internet or by returning a proxy card to ensure that your vote is counted.

If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

If your shares are held in street name and you do not instruct your broker or other nominee on how to vote your shares, your broker or other nominee may exercise its discretion to vote your shares only on “routine” matters. The election of directors is considered a non-routine matter. Consequently, without your voting instructions, your broker or other nominee cannot vote your shares on the election of directors. The proposal to ratify the selection of RSJ as our independent registered public accounting firm is considered a routine matter. Therefore, your broker or other nominee will be able to vote on that proposal even if it does not receive voting instructions from you. If you do not provide voting instructions to your broker or other nominee on the election of directors and your broker or other nominee votes your shares on the ratification of the selection of RSJ as our independent registered public accounting firm, your shares will be considered “broker non-votes” as to the election of directors. A broker non-vote will not be considered shares voting or as votes cast with respect to the particular proposal. As a result, a broker non-vote will not have any effect on the outcome of the particular proposal.

How are votes counted?

Votes will be counted by the Company’s corporate secretary who will separately count “for” and “against” votes (other than with respect to the election of directors as to which there is no “against” vote), abstentions, and “broker non-votes”.

How many “for” votes are needed to approve each proposal?

Proposal No. 1: The election of directors will be decided by a plurality of votes cast. Accordingly, the five nominees receiving the highest number of “for” votes will be elected. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: The ratification of the selection of RSJ as our independent registered public accounting firm must receive a “for” vote from the holders of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as “against” votes. Brokers and other nominees generally will have discretionary authority to vote on this proposal because it is considered a routine matter under NASDAQ rules and therefore we do not expect broker non-votes with respect to this proposal.

How many votes do I have?

Each shareholder of record as of December 29, 2017, is entitled to cast one vote for each share of our common stock held on each matter to come before the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

Cumulative voting allows a shareholder to cast a number of votes equal to the number of directors to be elected, which is five (5), multiplied by the number of shares such shareholder is entitled to vote. This total number of votes may be cast for one nominee or may be distributed among as many nominees as the shareholder desires. Under California law, no shareholder can cumulate votes unless, prior to voting at the Meeting, such shareholder or any other shareholder entitled to vote has given notice of his or her intention to cumulate his or her votes at the Meeting. If any shareholder properly gives such notice, then all shareholders may cumulate their votes for the election of directors. Our Board does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event shares represented by proxies solicited by this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendation of our Board.

What is the quorum requirement?

A quorum of shareholders is necessary to hold the Meeting. A quorum will be present if at least a majority of the outstanding shares on the record date are present either in person or by proxy at the Meeting. On the record date, December 29, 2017, there were 17,287,652 shares outstanding and entitled to vote. Accordingly, 8,643,827 shares must be present either in person or by proxy at the Meeting in order to establish a quorum at the Meeting.

If you submit a valid proxy (by Internet or mail), regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Meeting for purposes of determining a quorum. Broker non-votes will also be counted as present at the Meeting for purposes of determining a quorum. If there is no quorum, a majority of the shares present either in person or by proxy at the Meeting may adjourn the Meeting to another date.

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What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, then your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted at the Meeting.

What if I vote online or return a proxy card but do not make specific choices?

If you vote online, or return a signed and dated proxy card, without marking any voting selections, all of your shares will be voted “for” the election of the nominees for director described herein, and “for” the ratification of RSJ as our independent registered public accounting firm. If any other matter is properly presented at the Meeting, your proxy (one of the individuals named on your Notice of Internet Availability of Proxy Materials or on your proxy card) will vote your shares using his or her best judgment.

Can I change my vote after submitting my proxy?

You can change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to that proposal at the Meeting. You may revoke your proxy in one of three ways:

•	By delivering to our corporate secretary (c/o Virginia Woltosz, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a duly executed proxy bearing a date later than the date of the proxy you wish to revoke. Such later-dated proxy must be delivered before voting begins at the Meeting.

•	By delivering to our corporate secretary (c/o Virginia Woltosz, Simulations Plus, Inc. 42505 10th Street West, Lancaster, CA 93534) a written notice of revocation dated later than the date of the proxy you wish to revoke. Such written notice of revocation must be delivered before voting begins at the Meeting.

•	By attending the Meeting and voting in person. Bear in mind that simply attending the Meeting will not, by itself, revoke your proxy. In addition, please recall that if you are a beneficial owner of shares held in “street name” and wish to vote in person at the Meeting, you must obtain a “legal” proxy from the organization holding your shares and present it to the inspector of elections, along with proof of identification, at the Meeting.

Following the commencement of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.

Are dissenter’s rights available with respect to any proposal?

Dissenter’s rights are not available with respect to any proposal to be voted on at the Meeting.

How can I find out the results of the voting at the Meeting?

Preliminary voting results are expected to be announced at the Meeting. We will report final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Meeting.

Who is paying for this proxy solicitation?

We are soliciting proxies from our shareholders on behalf of our Board and will pay for all costs incurred in connection with such solicitation. In addition to soliciting proxies by this proxy statement, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

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PROPOSAL No. 1: ELECTION OF DIRECTORS

Nomination of Directors

The Governance and Nominating Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the Board;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its shareholders’ best interests, including diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees). The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under NASDAQ listing standards. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for renomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not renominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network of contacts to compile a list of candidates.

We do not have a formal policy concerning shareholder recommendations of nominees for director to the Nominating Committee as, to date, we have not received any recommendations from shareholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Shareholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Simulations Plus, Inc., 42505 10th Street West, Lancaster, CA 93534, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understanding between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Governance and Nominating Committee of the Board (the “Nominating Committee”) has recommended, and the board of directors has nominated, Walter S. Woltosz, Dr. Thaddeus H. Grasela, Dr. David L. Ralph, Dr. John K. Paglia, and Dr. Daniel Weiner as nominees for election as members of our board of directors at the Meeting. At the Meeting, five directors will be elected to the board of directors.

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Information Concerning Directors

NAME	AGE	POSITION WITH THE COMPANY	ELECTED DIRECTOR SINCE

Walter S. Woltosz	72	Chairman of the Board and Chief Executive Officer of the Company	1996
Dr. Thaddeus H. Grasela*	63	Director	2014
Dr. David L. Ralph	70	Director	2012
Dr. John K. Paglia**	50	Director	2014
Dr. Daniel Weiner***	67	Director	2017

*	Dr. Grasela was appointed President of the Company and to the Board on September 2, 2014. He filled the vacancy on the Board created by the resignation of Virginia E. Woltosz that same day. Ms. Woltosz continues to be the Secretary and Treasurer of the Company. On September 1, 2017, Dr. Grasela resigned as President of Simulations Plus. He is now the President of the Buffalo Division, Cognigen Corporation.
**	Dr. Paglia was appointed to the Board on December 3, 2014. He filled the vacancy on the Board created by the resignation of Harold W. Rosenberger that same day.
***	Dr. Daniel Weiner was appointed to the Board on May 1, 2017. He filled the vacancy on the Board created by the resignation of Dr. David D’Argenio on November 28, 2016.

WALTER S. WOLTOSZ is a co-founder of the Company and has served as its Chief Executive Officer and as Chairman of the Board since its incorporation in July 1996. He also served as President of the Company until Dr. Grasela was appointed to that office on September 2, 2014. Mr. Woltosz is the husband of Mrs. Woltosz, the Company’s Treasurer and Corporate Secretary, and a former director. Mr. Woltosz’s knowledge of the industry and his 21 years of experience running Simulations Plus makes him a qualified candidate for the Board.

THADDEUS GRASELA has been a Director of the Company since the Company acquired Cognigen Corporation (“Cognigen”) also known as the Buffalo Division of the Company, on September 2, 2014. He was the founder, President and Chief Executive Officer of Cognigen for 22 years prior to the acquisition, and continues to serve as its President. Dr. Grasela has had extensive experience in the strategic oversight of scientific consulting projects, promoting new revenue generation, managing profitability, and overseeing the growth of the organization. He is a Fellow of the American Association of Pharmaceutical Scientists and Adjunct Professor in the Department of Pharmaceutical Sciences at the State University of New York at Buffalo. He received his PharmD in 1979 from the Philadelphia College of Pharmacy and Science and his doctorate in Epidemiology from the University at Buffalo in 1999. Dr. Grasela’s knowledge of the pharmaceutical industry and his experience running Cognigen makes him a qualified candidate for the Board.

DR. DAVID L. RALPH has served as a Director of the Company since March 2012. He is currently a Professor of Marketing at Pepperdine University, and has been on the faculty since 1968. He is a member of the Pepperdine 2020 Strategic Planning Committee and the Marketing Task Force. Dr. Ralph also serves as the Chair of the Fully Employed MBA Program Administrative Committee and is a member of the University Faculty Council at Pepperdine. He has consulted with key executives in a wide range of industries on marketing. He also acted as President and Chief Executive Officer of Antelope Valley Christian School from 1986 to 2005. He has served as the Associate Dean of The Graziadio School of Business and Management at Pepperdine University and currently serves as the Chair of the Department of Economics, Law, and Marketing. His business experience, knowledge of business operations, and marketing skills qualify him as a candidate for the Board.

DR. JOHN K. PAGLIA was appointed as a Director of the Company as of December 3, 2014. Dr. Paglia holds a Ph.D. in finance, an MBA, a B.S. in finance, and is a Certified Public Accountant and Chartered Financial Analyst. In 2007 he joined the faculty of Pepperdine University, and in 2014 became Associate Dean at the Graziadio School of Business and Management at Pepperdine University. Dr. Paglia leads the design and delivery of evening and weekend business degree programs for working professionals, as well as oversees student recruitment for these programs and the school-wide marketing, communications, and public relations functions. He founded the award-winning Pepperdine Private Capital Markets Project. From 2003 to 2009, Dr. Paglia was the managing director of Paglia Consulting Group, LLC, a business valuation, financial consulting, and litigation support firm. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

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DR. DANIEL WEINER was appointed as a Director of the Company as of May 1, 2017. Dr. Weiner graduated from the University of Kentucky with a doctoral degree in Mathematical Statistics, with emphasis on compartmental modeling. Dr. Weiner served as an expert consultant to the U.S. Food and Drug Administration (FDA) on pharmacokinetic modeling and bioequivalence assessment. Dr. Weiner has held senior management positions at companies such as Merrell Dow Pharmaceuticals; Statistical Consultants, Inc.; Syntex Development Research; Certara/Pharsight; Quintiles; and IVAX Research. Dr. Weiner is an Adjunct Associate Professor with Division of Pharmacotherapy and Experimental Therapeutics in the School of Pharmacy, University of North Carolina and is an Affiliate Professor of Pharmacometrics, Center for Translational Medicine in the School of Pharmacy at the University of Maryland. He is the original designer/author of the WinNonlin family of PK/PD Modeling Software and is the co-author of Pharmacokinetic and Pharmacodynamic Data Analysis: Concepts and Applications. Dr. Weiner previously served as a Board member of DILIsym Services, Inc. (“DILIsym”), now a subsidiary of Simulations Plus, Inc. We believe Dr. Weiner’s extensive industry knowledge, expertise, and experience makes him a qualified candidate for the Board.

Board Recommendation

The Board recommends that you vote all of your shares “for” the election to the Board of the nominees described in this Proposal No. 1.

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PROPOSAL No. 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee of the Board has selected Rose, Snyder, and Jacobs, LLP (RSJ) as our independent registered public accounting firm for the fiscal year ending August 31, 2018, and has further directed us to submit the selection of RSJ as our independent registered public accounting firm for ratification by the shareholders at the Meeting. Neither our governing documents nor any applicable laws require shareholder ratification of the selection of RSJ as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of RSJ to the shareholders for ratification as a matter of good corporate practice. If the shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain RSJ. Even if the selection is ratified, however, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our shareholders.

Representatives of RSJ are not expected to be present at the Meeting. Accordingly, RSJ will not have an opportunity to make a statement or be available to respond to questions at the Meeting.

Independent Registered Public Accounting Firm Fee Information

The following table sets forth the aggregate fees billed by RSJ for the services indicated for each of the last two fiscal years:

	Fiscal Year Ended August 31, 2017	Fiscal Year Ended August 31, 2016
Audit Fees (1)	$233,575	$122,655
Audit-Related Fees	–	–
Tax Fees (2)	44,380	57,495
All Other Fees	12,470	–
Total Fees	$290,425	$180,150

______________

(1)	Includes fees for (i) the audit of our annual financial statements for the fiscal years ended August 31, 2017 and 2016, included in our Annual Reports on Form 10-K, (ii) the review of our interim period financial statements for fiscal years 2017 and 2016 included in our Quarterly Reports on Form 10-Q, (iii) Sarbanes-Oxley audit related services, and (iv) related services that are normally provided in connection with regulatory filings or engagements.
(2)	Represents the aggregate fees billed for tax compliance.

Audit Committee Policy Regarding Preapproval of Audit and Permissible Non-audit Services of Our Independent Registered Public Accounting Firm

The Audit Committee has adopted policies and procedures for the preapproval of all audit and non-audit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories up to specified amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chairman of the Audit Committee who is required to report each preapproval to the full Audit Committee no later than its next meeting. All of the Audit Fees and Audit-Related Fees set forth in the table above were approved by the Audit Committee. The Audit Committee has approved RSJ to perform tax services for the Company for the years ended August 31, 2017 and 2018.

Board Recommendation

The Board recommends a vote “for” the ratification of the selection by the Audit Committee of RSJ as our independent registered public accounting firm for the fiscal year ended August 31, 2018.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of December 8, 2017, regarding the beneficial ownership of our common stock by (a) each person known to the Company to own beneficially more than 5% of our common stock, (b) each of our directors and director nominees, (c) each of our Named Executive Officers (as defined below), and (d) all of our current directors and executive officers as a group. Information with respect to beneficial ownership is based solely on a review of our capital stock transfer records and on publicly available filings made with SEC by or on behalf of the shareholders listed below.

The percent of class is calculated based on 17,287,652 shares of our common stock (net of treasury shares) outstanding as of December 8, 2017. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities and for such persons includes shares of our common stock issuable to such persons pursuant to the exercise of stock options, warrants or other securities that are exercisable or convertible into shares of our common stock within 60 days of December 8, 2017.

Beneficial owner (1) (2)	Amount and Nature of Beneficial Ownership	Percent of Class
Walter S. Woltosz (3)	5,614,116	32.3%
Dr. Thaddeus H. Grasela (4)	180,063	1.0%
John R. Kneisel (5)	12,540	*
John DiBella (6)	78,680	*
Dr. David L. Ralph (7)	18,080	*
Dr. John Paglia (8)	6,205	*
Dr. Daniel Weiner (9)	1,580	*

All directors and executive officers as a group	5,911,264	33.45%

__________________

*	Less than 1%
(1)	Unless otherwise indicated in the footnotes to the table, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws, where applicable.
(2)	The address of each director and executive officer is c/o the Company, 42505 10th Street West, Lancaster, California 93534-7059.
(3)	Consists of 5,520,916 shares of common stock and 93,200 shares of common stock underlying an option exercisable within 60 days of December 8, 2017. The common shares are held jointly with Ms. Virginia Woltosz.
(4)	Consists of 179,763 shares of common stock and 300 shares of common stock underlying an option exercisable within 60 days of December 8, 2017.
(5)	Consists of 12,540 shares of common stock underlying an option exercisable within 60 days of December 8, 2017.
(6)	Consists of 40,200 shares of common stock and 38,480 shares of common stock underlying an option exercisable within 60 days of December 8, 2017.
(7)	Consists of 1,580 shares of common stock and 16,500 shares of common stock underlying an option exercisable within 60 days of December 8, 2017.
(8)	Consists of 1,580 shares of common stock and 4,625 shares of common stock underlying an option exercisable within 60 days of December 8, 2017.
(9)	Consists of 1,580 shares of common stock exercisable within 60 days of December 8, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that the Company’s directors and executive officers and beneficial holders of more than 10% of the Company’s common stock file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s equity securities.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended August 31, 2017, all Section 16(a) filing requirements applicable to our officers, directors, and 10% beneficial owners were timely met.

8

BOARD MATTERS AND CORPORATE GOVERNANCE

Information Regarding the Board and Its Committees

The Board met five times during the fiscal year ended August 31, 2017. Each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served that were held during the period for which he or she was a director or committee member, respectively.

The Board has three committees: Audit Committee, Compensation Committee, and Nominating Committee. The following table provides information for the current membership for each of the committees of the Board:

Name	Audit Committee		Compensation Committee		Nominating Committee
Dr. John K. Paglia	X	*	X		X
Dr. David Ralph	X		X	**	X	*
Dr. Daniel Weiner	X		X	*	X

________________

* Committee Chairperson

** Dr. D’Argenio resigned on November 28, 2016, Dr. David Ralph was appointed chair of the Compensation Committee on December 19, 2016, and held this position until Dr. Daniel Weiner was appointed chairman on May 2, 2017.

Below is a description of each committee of the Board. The Board has determined that each member of each committee, and each member of the Board (including, prior to his resignation, Dr. D’Argenio), except for Mr. Woltosz and Dr. Grasela, is “independent” within the meaning of the applicable listing standards of the NASDAQ Stock Market, as well as applicable SEC rules and regulations and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company. As previously disclosed by the Company in the Current Report on Form 8-K filed with the SEC on December 9, 2016, as a result of Dr. D’Argenio’s resignation, the Company had only 2 independent directors serving on its Board of Directors and only 2 independent directors on the Audit Committee of the Board of Directors, and therefore did not comply with NASDAQ’s independent director and audit committee requirements set forth in Listing Rule 5605. On December 7, 2016, the Company notified NASDAQ that the Company would likely not meet the two-week replacement deadline for an independent director, and consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), NASDAQ had granted the Company a cure period of six months until no later than May 30, 2017, to provide evidence of compliance with NASDAQ’s listing requirements. This requirement was fulfilled on May 1, 2017, with the Board appointment of Dr. Daniel Weiner to the Board with the required disclosure provided on Form 8-K filed with the SEC on May 1, 2017.

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(4) of the Exchange Act and bears direct responsibility for the appointment and termination, compensation, and oversight of the work of our independent registered public accounting firm, who reports directly to the Audit Committee. The Audit Committee operates pursuant to a charter that is available in the “Investors” section of our corporate website at www.simulations-plus.com, under “Investors – Shareholder Information”. The Audit Committee has received written disclosures and the letter from our independent registered public accounting firm pursuant to the applicable requirements of Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with the independent accountant the independent accountant’s independence. The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. Audit Committee members periodically meet separately with our management and independent registered public accounting firm to discuss issues and concerns, and the Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, in a confidential manner.

The Board has determined that Dr. Paglia qualifies as an “audit committee financial expert” in accordance with applicable SEC rules and as “independent” under the applicable NASDAQ listing standards. For a description of Dr. Paglia’s relevant experience, please refer to Dr. Paglia’s biography contained in the section above entitled “Proposal No. 1: Election of Directors”.

The Audit Committee met four times during the fiscal year ended August 31, 2017.

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In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended August 31, 2017 (the “2017 Form 10-K”). The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by Auditing Standard No. 61, Professional Standards, as adopted by the PCAOB. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the 2017 Form 10-K.

Audit Committee
John K. Paglia (Chair)
David Ralph
Daniel Weiner

Compensation Committee

The Compensation Committee administers our executive compensation program and is responsible for establishing, implementing, and monitoring adherence to our philosophy with respect to executive compensation. The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of our Chief Executive Officer, as well as reviewing the compensation of other executive officers. The Compensation Committee serves as the administrative committee of the Company’s stock option plan and advises the Board on other incentive compensation plans and equity-based plans. The Compensation Committee has the sole authority to retain and terminate compensation consultants, independent legal counsel, and other advisers and has sole authority to approve any such consultant’s and or advisor’s fees associated with their duties. The committee’s charter is available on the company’s website at www.simulations-plus.com.

None of the members of the Compensation Committee during fiscal year 2017 has been an officer or employee of the Company, has had any relationship with the Company required to be disclosed as a related person transaction and none of our executive officers served on the compensation committee (or other committee serving an equivalent function) or board of any company that employed any member of our Compensation Committee or our board of directors during fiscal year 2017.

The Compensation Committee met twice during the fiscal year ended August 31, 2017.

Nominating Committee

The Nominating Committee makes recommendations to the Board regarding candidates for election to the Board, as well as the composition and size of the Board and its committees and qualifications for membership. In connection with performing their duties, the members of the Nominating Committee are fully empowered to engage one or more search firms to identify potential director candidates. The Nominating Committee is also charged with recommending the appointment of new directors to our Board, committee structure and membership, director compensation, and chief executive officer succession planning.

The Nominating Committee provides instructions in each annual proxy statement regarding how shareholders can make director nominations. The Nominating Committee does not have a formal policy for consideration of any director candidates recommended by shareholders, including the minimum qualifications for director candidates, as the Nominating Committee has never received a recommendation from a shareholder; however, any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating Committee. The Nominating Committee has not used any third party to identify, evaluate, or assist in identifying and/or evaluating potential nominees and to date has not paid any fee to any third party for such services. The committee’s charter is available on the company’s website at www.simulations-plus.com.

The Nominating Committee met two times during the fiscal year ended August 31, 2017.

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Board Leadership Structure

The Company’s Chief Executive Officer also serves as Chairman of the Board and the Company does not have a lead independent director and does not believe one is necessary. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.

Board’s Role in Risk Management

The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including risks related to financial reporting, compensation practices, and product developments. We believe the Board, as a whole, supports its role in risk oversight; our Chief Executive Officer, division Presidents, and our Chief Financial Officer are responsible for assessing and managing risks facing the Company day-to-day with other members of the Board providing oversight of such risk management.

Shareholder Communications with the Board

We have not adopted a formal process for shareholder communications with the Board. However, any shareholder comments and communications received by our Investor Relations personnel are forwarded to the Board or individual directors, as applicable, and appropriate responses are provided to shareholders in a timely manner. We believe that these informal communication efforts have proven effective, and obviate the need for any formal process.

Although we do not have a formal policy, members of the Board are expected to attend annual meetings of our shareholders. All of our directors attended the annual meeting of shareholders held in February 2017.

DIRECTOR COMPENSATION

During fiscal year 2017, compensation for non-employee directors consisted of the following:

•	$9,500 annual cash stipend*
•	$2,000-2,500 cash retainer per meeting attended
•	Additional $1,500 cash stipend to Audit Committee chairman per quarter
•	$12,250 in stock grants
•	Option to purchase 3,750 shares of the Company’s common stock.*

*Prorated for the time of service in the year a new director joins the Board.

We also reimburse our directors for reasonable out-of-pocket expenses in connection with the attendance at board of directors and committee meetings. Mileage expense to attend meetings is reimbursed at the Internal Revenue Service defined rate for business use.

The Company’s President and Chief Executive Officer, Mr. Woltosz, serves as a director and has a role in determining/recommending the amount or form of compensation for independent directors. Neither Mr. Woltosz nor Dr. Grasela, each of whom is also one of our executive officers, receives any compensation for their service as a director.

Director Compensation for Fiscal Year 2017

Name of Director	Fiscal Year	Fees earned or paid in cash ($)	Option Awards ($)	Stock Grants ($)	All other compensation ($)	Total ($)
		(a)	(b) (c)	(e)
Dr. David L. Ralph	2017	28,500	16,412	12,250		57,162

Dr. John K. Paglia	2017	34,500	16,412	12,250		63,162

Dr. Daniel Weiner (d)	2017	10,500	1,820	12,250		24,570

Dr. David Z. D’Argenio (d)	2017	4,000	0			4,000
(a)	Represents annual stipend and per meeting fees described above.
(b)	Amount represents the stock-based compensation expense recorded by us measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option awards. The amounts disclosed in the “Option Awards” column are equal to the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 6 to the consolidated financial statements included in our 2016 Form 10-K.
(c)	As of August 31, 2017, the aggregate number of shares subject to outstanding stock options held by each non-employee director was as follows: Dr. Ralph – 24,750, Dr. Paglia – 12,500, and Dr. Weiner – 416.
(d)	Dr. D’Argenio resigned from the Board as of November 28, 2016 and was replaced by Dr. Daniel Weiner as of May 1, 2017
(e)	Stock grants issued to independent directors as compensation described above.

11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons. Other than as described below, we have not entered into any transactions with any of our directors, nominees for director, officers or principal shareholders, nor any associate or affiliate of the foregoing, since the beginning of fiscal year 2015, and we are not currently considering any proposed transactions with such related persons in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years, and in which any such related person had or will have a direct or indirect material interest.

On September 2, 2014, the Company made a payment to Dr. Thaddeus H. Grasela of $1,162,903 and issued him 319,254 shares of the Company’s common stock, in connection with the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and between the Company and Cognigen, dated July 23, 2014, as previously disclosed by the Company on its Current Report on Form 8-K, filed with the SEC on September 4, 2014, and as amended by that certain Current Report on Form 8-K/A filed with the SEC on November 18, 2014. In July 2016, the Company made a payment to Dr. Thaddeus H. Grasela of $468,000, and issued him 110,509 shares of the Company’s common stock, on the Holdback Release Date (as defined in the Merger Agreement).

During the fiscal quarter ended August 31st, 2017, the Company made a payment to Dr. Daniel Weiner of $29,097 in connection with the acquisition of DILIsym. An additional payment was made to Dr. Weiner on November 28, 2017 in the amount of $1,594 in connection with that acquisition.

Review, Approval or Ratification of Transactions with Related Persons. We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions, but instead review such transactions on a case-by-case basis.

Interest of Certain Persons in Matters to be Acted Upon

Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

The purpose of our compensation program is to attract and retain talented and dedicated professionals to manage and execute our strategic plans and tactical operations.

The goal of our Named Executive Officer compensation program is the same as our goal for operating our business - to create long-term value for our shareholders. Toward this goal, we have designed and implemented our compensation programs for our Named Executive Officers to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our shareholders and to encourage them to remain with the Company for long and productive careers. Most of our compensation elements simultaneously fulfill one or more of our performance, alignment, and retention objectives. These elements consist of salary and annual bonus, equity incentive compensation, and 401(k) matching retirement benefits. In deciding on the type and amount of compensation for each Named Executive Officer, we focus on both current pay and the opportunity for future compensation. We combine the compensation elements for each Named Executive Officer in a manner we believe optimizes the Named Executive Officer’s contribution to the Company.

Determining Compensation

We rely on Board judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance shareholder value.

The compensation of our Chief Executive Officer (“CEO”) and the President is determined by the Compensation Committee. The salaries of all other officers are determined by the CEO and the Compensation Committee together. Option grants for all officers other than our CEO are recommended by the CEO and the Company’s Chief Financial Officer (“CFO”) and approved by the Compensation Committee. The Company has not retained a compensation consultant to date.

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Risk Assessment

The Compensation Committee has determined that our compensation programs are designed and administered with the appropriate balance of risk and reward in relation to our overall business strategy and do not encourage our executives to take unnecessary or excessive risks that are reasonably likely to have a material adverse effect on the Company.

Executive Officers

NAME	AGE	POSITIONS WITH THE COMPANY	OFFICER SINCE
Walter S. Woltosz	72	Chairman and Chief Executive Officer	1996
John R. Kneisel	59	Chief Financial Officer	2013
John A. DiBella	38	President, Lancaster Division	2012
Thaddeus H. Grasela	63	President Buffalo Division, and Director of Simulations Plus	2014

Set forth below is biographical information regarding each of our executive officers, other than Mr. Woltosz and Dr. Grasela. For biographical information regarding Mr. Woltosz and Dr. Grasela, see “PROPOSAL No. 1: ELECTION OF DIRECTORS-Information Concerning Directors” above.

JOHN R. KNEISEL joined the Company in November 2013 and became the Chief Financial Officer that same month. Mr. Kneisel worked as the Western Regional Controller of Group 1 Automotive Inc. from August 2004 through October 2009. In November 2009, he started a consulting business providing outsourced financial management services (CFO and Controller) to small- to medium-sized companies. In October 2010, he became the CFO of Dreamhammer, Inc. where he worked until August 2012. At that time, he returned full time to his consulting practice until joining the Company. Mr. Kneisel is a certified public accountant. During his time in public accounting, he served as a general business consultant, assisting in the implementation of operation controls as well as providing assurance services to his clients.

JOHN DIBELLA joined the Company in June 2003 as a Modeling & Simulations Scientist. In 2005, Mr. DiBella moved to the Marketing and Sales Department, and worked as a Field Scientist. Mr. DiBella took over the Marketing and Sales Department and worked as Director until February 2012. He was appointed Vice President of Marketing and Sales of the Company in March 2012. In September 2017, Mr. DiBella was appointed President of the Lancaster Division.

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Summary Compensation Table

The following table sets forth certain information concerning compensation paid or accrued for the fiscal years ended August 31, 2017, 2016 and 2015, by the Company to or for the benefit of our principal executive officer and our two most highly compensated executive officers other than our principal executive officer, who were serving as executive officers at the end of our last completed fiscal year and one individual, Dr. Bolger, for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year. We refer to these executive officers as our Named Executive Officers.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All other compen-sation ($)	Total ($)
			(a)	(b)	(c)
Walter S. Woltosz	2017	180,000	36.000	29,227	6,300	251,527
Chief Executive Officer	2016	180,000	36,000	34,612	7,200	257,812
	2015	180,000	36,000	41,408	9,873	267,281

Thaddeus Grasela	2017	250,000	25,000	28,603	10,000	313,603
President Buffalo Division	2016	250,000	25,000	0	10,000	285,000
	2015	250,000	25,000	1,323	10,000	286,323

John R. Kneisel	2017	179,484	16,288	73,721	7,179	276,672
Chief Financial Officer	2016	169,504	11,657	24,274	6,780	212,215
	2015	161,975	9,907	0	5,568	177,450

John DiBella	2017	204,154	25,628	117,954	8,166	355,902
President Lancaster Division	2016	190,478	20,270	28,758	7,619	247,125
	2015	181,304	19,887	0	8,048	209,239

Michael Bolger	2017	232,171	26,538	44,232	9,287	312,228
Chief Scientist	2016	218,502	21,143	28,758	8,740	277,143
	2015	209,355	20,618	0	9,179	239,152

____________________

(a)	Amount represents bonus earned during the applicable year.
(b)	Amount represents the stock-based compensation expense recorded by us for the applicable year measured using the Black-Scholes option pricing model at the grant date based on the fair value of the option award. See the “Grants of Plan-Based Awards” table below.

Grants of Plan-Based Awards

The following table discloses information about option grants to the Named Executive Officers during the fiscal year ended August 31, 2017.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base price of Option Awards	Grant Date Fair Value of Stock and Option Awards(b)
Walter Woltosz	11/16/2016	(a) 12,000	$10.01	$29,227
Thaddeus Grasela	2/23/2017	9,700	$10.05	$28,603
John Kneisel	2/23/2017	25,000	$10.05	$73,721
John DiBella	2/23/2017	40,000	$10.05	$117,954
Michael Bolger	2/23/2017	15,000	$10.05	$44,232
Total		101,700		$293,737

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Outstanding Equity Awards at Fiscal Year-End 2017

The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers at the end of fiscal year 2017.

Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (a)	Number of Securities Underlying Unexercised Options (Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Walter Woltosz	0	12,000	0	$10.01	11/16/2021
	4,800	7,200	0	$9.82	12/03/2020
	14,000	6,000	0	$7.10	12/03/2019
	60,000	0	0	$5.61	11/27/2018
	6,000	0	0	$5.06	9/10/2017
Total	84,800	25,200	0
John DiBella	0	40,000	0	$10.05	2/23/2027
	2,060	8,240	0	$9.71	2/25/2026
	30,000	20,000	0	$6.85	8/28/2024
	5,000	0	0	$1.00	4/7/2019
	2,000	0	0	$3.02	1/21/2018
Total	39,060	68,240	0
John Kneisel	0	25,000		$10.05	2/23/2027
	1,740	6,960
	10,920	7,280	0	$6.85	8/28/2024
Total	12,660	39,240	0
Thaddeus Grasela		9,700	0	$10.05	2/23/2027
	300	200	0	$6.85	9/24/2024
Total	300	9,900	0
Michael Bolger		15,000	0	$10.05	2/23/2027
	2,060	8,240	0	$9.71	2/25/2026
	10,200	6,800	0	$6.85	8/28/2024
Total	12,260	30,040	0
Grand Total	149,080	172,620	0

(a)	All options vest as to 20% of the shares subject to the option on each of the first five anniversaries of the grant date and have a 10-year term, except for the options granted to Mr. Woltosz. His options vest on each of the first three anniversaries of the grant date at a rate of 40%, 30%, and 30% of the shares subject to the option, respectively, and have a five-year term.

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Equity Compensation Plan Information

The following table provides information as of August 31, 2017 regarding our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,249,126	8.51	987,084
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	1,249,126	8.51	987,084

Employment and Other Compensation Agreements

Mr. Woltosz’s CEO Employment Agreement

In August 2014, we entered into an employment agreement with Mr. Woltosz for his services as our Chief Executive Officer, which was effective September 1, 2014 and continued until August 31, 2015 (the “September 2014 Agreement”). Under the terms of this employment agreement, Mr. Woltosz was required to devote a minimum of 60% of his productive time to performing the duties as our Chief Executive Officer. The agreement provided for an annual base salary of $180,000, an annual performance bonus of up to 5% of the Company’s net income before taxes of the previous fiscal year, not to exceed $36,000, and the grant of an option to purchase six shares of the Company’s common stock for each $1,000 of net income before taxes that the Company earns at the end of each fiscal year (up to a maximum of 12,000 shares over the term of the agreement) with an exercise price equal to 10% over the market value per share as of the date of grant. In August 2015 this agreement was renewed for another year on the same terms.

Under his current employment agreement, we agreed to provide Mr. Woltosz, at 60% of our actual costs, with such health insurance and other benefits which are appropriate to his office and position, adequate to the performance of his duties and not inconsistent with that which we customarily provide to our other management employees. We also agreed to reimburse him for customary, ordinary, and necessary business expenses incurred in connection with the rendering of services.

The agreement also provides that we may terminate the agreement without cause upon thirty (30) days written notice, and that upon any such termination our only obligation to Mr. Woltosz would be for a payment equal to the greater of (i) 12 months of salary or (ii) the amount of salary for the remainder of the term of the agreement from the date of notice of termination. Further, the agreement provides that we may terminate the agreement for “cause” (as defined in the agreement) and that our only obligation to Mr. Woltosz upon any such termination would be limited to the payment of Mr. Woltosz’s salary and benefits through and until the effective date of any such termination.

On July 9, 2015, the Company entered into a new employment agreement with Mr. Woltosz for another year on the same terms as the September 2014 agreement. A copy of this agreement was filed as an exhibit to the Current Form on Form 8-K filed with the Securities and Exchange Commission on July 15, 2015. On August 8, 2016, the Company entered into a new employment agreement for another year on the same terms as the September 2014 agreement. A copy of this agreement was filed as an exhibit to the Current Form on Form 8-K filed with the Securities and Exchange Commission on August 11, 2016.

On August 9, 2017, the Company entered into a new employment agreement for another year on the same terms as the September 2014 agreement. A copy of this agreement was filed as an exhibit to the Current Form on Form 8-K filed with the Securities and Exchange Commission on September 6, 2017.

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Dr. Grasela’s Employment Agreement

On September 2, 2014, Thaddeus H. Grasela, Jr., Ph.D., was appointed President of the Company and its wholly-owned subsidiary Cognigen (also known as the Buffalo Division of the Company). The Company and Cognigen have entered into an Employment Agreement with Dr. Grasela (the “Grasela Employment Agreement”) which has a three-year term. Pursuant to the Grasela Employment Agreement, Dr. Grasela receives an annual base salary of $250,000, is eligible to receive Company stock options under the 2007 Simulations Plus, Inc. Stock Option Plan, as determined by the Board, and is eligible to receive an annual performance bonus in an amount not to exceed 10% of salary to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Dr. Grasela a $25,000 performance bonus in each of September 2015 and September 2016 for the 2015 and 2016 fiscal years, respectively.

On September 2, 2017, The Company entered into a new employment agreement for a two-year term. At that time Dr. Grasela changed his position from President of Simulations Plus, Inc. to President of the Buffalo Division. This new agreement was substantially on the same terms as the September 2014 agreement with exception to an annual performance bonus which was increased to an amount not to exceed 15% of salary to be determined by the Compensation Committee of the Board. The Compensation Committee awarded Dr. Grasela a $25,000 bonus in September 2017 for the 2017 fiscal year.

Other Executive Officers

Bonuses for other employees are determined through a calculation of two factors, one for longevity and one for performance, with the greater emphasis on performance. Supervisors provide an evaluation of each employee in five areas: attendance; attitude; productivity; skill level with respect to the position; and contribution to the Company’s profitability. A scoring system is used and bonuses are awarded based on this system and the total budget for bonuses as determined by the CEO and CFO with the approval of the Board.

The Company provides 401(k) matching up to 4% of employees’ salaries or wages up to the U.S. Internal Revenue Service maximum allowable, regardless of their position within the Company.

There are no other perquisites or other benefits of any kind for any officer or any other employee or director of the Company.

Option Exercises and Stock Vested

The following table and related notes summarize the exercise of stock options and/or SSARs and the vesting of other stock awards by the Named Executive Officers while they were serving as Named Executive Officers during fiscal year 2017.

Option Exercises and Stock Vested for Fiscal Year 2017 (1)

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Walter Woltosz	—	—	—	—
John DiBella	—	—	—	—
John Kneisel	—	—	—	—
Thaddeus Grasela	—	—	—	—
Michael Bolger	—	—	—	—

________________________

(1)None of the Named executives exercised options or received stock awards during fiscal year 2017.

Termination and Change of Control

The following table and discussion summarize certain information related to the total potential payments which would have been made to the Named Executive Officers in the event of termination of their employment with the Company, including in the event of a change of control, effective August 31, 2017, the last business day of fiscal year 2017.

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Employment Agreements. As of August 31, 2017, two of the Named Executive Officers (Mr. Woltosz and Mr. Grasela) are party to an employment agreement with the Company. Under the employment agreements, if we terminate the employment of either of these Named Executive Officers without cause, they will receive severance equal to twelve (12) months’ salary or the Employee’s base salary for the remaining term of the agreement, whichever is greater. The Company has no further obligation to pay the Employee any other benefits or compensation. Under the terms of these agreements, following a termination of employment for any reason these officers are prohibited for a one-year period following termination from being employed by, owning, operating, controlling, or being connected with any business that competes with the Company. Each executive’s agreement also contains an indefinite non-disclosure provision for the protection of the Company’s confidential information and a one-year non-solicitation of Company employees.

Voluntary Termination or Termination for Cause ($)(1)(2)	Walter Woltosz	John DiBella	John Kneisel	Thaddeus Grasela	Michael Bolger
Base Salary and Incentive	–	–	–	–	–
Benefits including health care (3)	–	–	–	–	–
Accelerated Vesting	–	–	–	–	–
Total	–	–	–	–	–

Termination without Cause or by Employee for Good Reason ($)
Base Salary and Incentive	216,000	–	–	250,000	–
Benefits including health care	–	–	–	–	–
Accelerated Vesting	–	–	–	–	–
Total	216,000	–	–	250,000	–

Change of Control ($)(4)
Base Salary and Incentive	216,000	–	–	250,000	–
Benefits including health care	–	–	–	–	–
Accelerated Vesting	131,976	370,470	166,942	49,645	158,240
Total	347,976	370,470	166,942	299,645	158,240

Death or Disability ($)
Base Salary and Incentive	–	–	–	–	–
Benefits including health care	–	–	–	–	–
Accelerated Vesting	–	–	–	–	–
Total	–	–	–	–	–

_________________________

(1) A “voluntary termination” includes death, disability, or legal incompetence.

(2) For “cause” includes if, in the reasonable opinion of the Company’s Board of Directors: the Employee breaches or neglects the duties which he or she is required to perform under the terms of this Agreement; commits any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude; is guilty of gross carelessness or misconduct; fails to obey the lawful direction of the Company’s Board of Directors; or acts in any way that has a direct, substantial, and adverse effect on the Company’s reputation.

(3) The agreements do not allow for continuation of benefits or health care.

(4) Options accelerate and vest upon a change of control. The value of accelerated vesting is calculated using the closing price of $14.50 per share on August 31, 2017, less the exercise price per share for the total number of options accelerated. Values represent potential vesting under a hypothetical change of control situation on August 31, 2017.

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HOUSEHOLDING INFORMATION

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

We have adopted householding for our shareholders who share an address. If you reside at the same address as another shareholder of the Company, and wish to receive a separate copy of the applicable materials, you may do so by making a written or oral request to: Renee Bouche, Simulations Plus, Inc., at 42505 10th Street West, Lancaster, CA 93534, or call (661) 723-7723. Upon your request, we will promptly deliver a separate copy to you.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker directly.

Any shareholders who share the same address and currently receive multiple copies of our proxy statements and annual reports, as applicable, and who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or the Company at the contact information listed above, to request information about householding.

SHAREHOLDER COMMUNICATIONS

Shareholders are encouraged to contact the Company with any requests for information or to communicate with the Board via telephone, mail, or through our web site investor information request form at: http://www.simulations-plus.com/InvestorForm.aspx or through the general information request page: http://www.simulations-plus.com/contact.aspx.

SHAREHOLDER PROPOSALS

Under certain circumstances, our shareholders are entitled to present proposals at shareholder meetings. Shareholders of the Company who intend to submit proposals, including proposals for director nominees, to the Company’s shareholders for inclusion in the Company’s proxy materials for the FY2018 Annual Meeting of Shareholders must submit such proposals to the Company no later than September 1, 2018, which is 120 calendar days before the date this Proxy Statement is released to shareholders, unless the date of the FY2018 Annual Meeting of the Shareholders has been changed by more than 30 days from the corresponding month and day of the 2017 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our proxy materials. Proposals received by the Company after such date will be considered untimely. Shareholder proposals should be directed to the attention of the Corporate Secretary of the Company, Virginia Woltosz, at 42505 10th Street West, Lancaster, California 93534. The submission by a shareholder of a proposal does not guarantee that it will be included in the proxy statement. Shareholder proposals are subject to certain regulations and requirements under the federal securities laws.

Shareholders who intend to submit proposals to the Company’s shareholders at the FY2018 Annual Meeting of Shareholders but intend to submit such proposals on their own, either from the floor or through their own proxy statement and proxy, must, in order for such matters to be voted upon by the Company’s shareholders, give notice of such to the management of the Company by November 15, 2018, which is 45 calendar days before the date this Proxy Statement is released to shareholders, unless the corresponding date of the FY2018 Annual Meeting of the Shareholders has been changed by more than 30 days from the month and day of the 2017 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we begin to print and send our Proxy materials. The persons named as proxies for the FY2018 Annual Meeting of Shareholders will have discretionary authority to vote on any shareholder proposal not included in the Company’s proxy materials for the meeting, unless the Company receives notice of the proposal prior to the forty-five (45)-day deadline. If proper notice is received by that date, the proxy holders will not have discretionary voting authority except as provided in federal regulations governing shareholder proposals.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than those described above. However, if any other matters properly come before the Meeting, it is intended that any shares voted by proxy will be voted in the discretion of the Board.

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Appendix A

PROXY

SIMULATIONS PLUS, INC.
c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Walter S. Woltosz 02 Dr. Thaddeus H. Grasela 03 Dr. John K. Paglia 04 Dr. David L. Ralph 05 Dr. Daniel Weiner

02 0000000000

The Board of Directors recommends you vote FOR proposal 2:

NOTE: The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

0000349849_1 R1.0.1.17

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

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PROXY

This proxy is solicited by the Board of Directors of Simulations Plus, Inc. for use at the Annual Meeting of Shareholders to be held on February 26, 2018.

The undersigned hereby appoints Walter S. Woltosz and John Kneisel, or either of them, attorneys and proxies for the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to represent and vote, as designated below, all shares of stock of Simulations Plus, Inc., a California corporation, held of record by the undersigned on December 29, 2017, at the Annual Meeting of the Shareholders to be held at 42505 10th Street West, Lancaster, California at 2:00 p.m. Pacific Standard Time on February 26, 2018, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Meeting of Shareholders and Proxy Statement. **If no direction is given, this proxy will be voted "FOR" each of the director nominees listed below and "FOR" Proposal 2 and in the discretion of the proxy as to such other matters as may properly come before the meeting.**

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000349849_2 R1.0.1.17

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